***Text Omitted and Filed Separately
                                                confidential Treatment Requested
                                            Under 17 C.F.R. ss.ss. 200.80(b)(4),
                                                            200.83 and 240.24b-2







                           SOFTWARE LICENSE AGREEMENT


This Software License Agreement (the "Agreement") is entered into this 15th day of January, 1998 (the "Effective Date") between CAERE CORPORATION, a Delaware corporation ("Caere"), located at 100 Cooper Court, Los Gatos, California 95032, and HEWLETT-PACKARD COMPANY, a California corporation ("HP"), located at 3000 Hanover Street, Palo Alto, California 94304.

                                    RECITALS

Whereas, Caere develops and distributes certain software programs and HP distributes a range of products; and

Whereas, the parties have agreed upon the terms under which Caere will license certain software products to HP for distribution with certain HP products; and

Whereas, the parties entered into the Caere Software License Agreement between Caere and HP dated August 27, 1996, as amended, as well as the Recognita Software License Manufacturing and Distribution Agreement between Recognita and HP dated November 1, 1995, as amended (the "Current Agreements") and the parties wish to supercede and replace such Current Agreements with this Agreement.

Now, therefore, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

1.   DEFINITIONS

     1.1 "Program(s)" means the object code versions of the Caere software programs as set forth in Exhibit A, and Error Corrections and Enhancements provided to HP by Caere under the terms of this Agreement.

     1.2 "Documentation" means Caere's standard user information and on-line help information for the Programs as further described in Exhibit B.




                       *CONFIDENTIAL TREATMENT REQUESTED

     1.3 "Enhancement" means any Caere released enhancement, modification, update, new version or new release of a Program, other than Error Corrections, which may be developed by or for Caere, in Caere's discretion. Subject to
Section 2.1, Enhancements shall [...***...] Caere customer nor shall it include an additional Configuration of a Program as set forth on Exhibit A. Enhancements shall be acceptance tested as set forth in Section 4.1 and, upon acceptance by HP, shall be considered "Programs". Notwithstanding the foregoing, an Enhancement shall not include the following if they are not provided to any other OEM: (a)[...***...]; or (b)[...***...].

    1.4 "End User" means a third party who acquires a Program from HP or HP's channels of distribution as bundled with HP Products for its own internal use rather than distribution and resale and who is granted a license to the programs pursuant to the terms of the Standard Software License.

    1.5 "Error Corrections" means all bug fixes or error corrections for the Programs.

    1.6 "Major Application" means the two top selling word-processing applications and top two office suites determined every six (6) months beginning on February 15, 1998 from sales reports available to both HP and Caere from an industry recognized independent third party research firm.

    1.7 "Object Code" means any machine executable code derived in whole from the Program.

    1.8 "OEM" means an original equipment manufacturer that bundles a Program with such OEM's branded hardware scanning device.

    1.9 "HP Products" mean (a) any hardware device manufactured by or for HP and distributed under the HP brand name and (b) the HP developed software currently known as [...***...] (or named as another product) and [...***...]

    1.10 "Specifications" means the respective specifications for each Program as set forth on Exhibit B.

    1.11   "Standard Software License" shall mean Caere's then current
Software License Agreement pursuant to which it licenses programs to end users.

    1.12 "Subsidiary" means any corporation, firm, partnership or other entity which is directly or indirectly owned by HP, where "owned" means possession of at least fifty percent (50%) of the equity (or for any particular jurisdiction, such maximum percentage allowed to be owned by a foreign corporation) having the power to vote on or direct the affairs of the entity and any person, firm or partnership or other entity actually controlled by HP.

2. EVOLUTION AND NEW PROGRAMS

     2.1 Caere agrees to provide HP with [...***...] during the term of this Agreement. Caere agrees that in providing HP with [...***...], in order to maintain [...***...], HP shall be [...***...]. However, there may be some [...***...] shall be no later than any [...***...].

                       *CONFIDENTIAL TREATMENT REQUESTED

     Nothing in this Agreement shall be construed as to provide HP with any rights to [...***...]. However, in the event that Caere desires to [...***...], Caere shall notify HP in writing of such intent [...***...]. Such notice shall include [...***...]. HP may, [...***...] accordance with the terms of this Agreement by providing Caere with notice of its [...***...] of HP's receipt of Caere's notice [...***...]. Failure to respond within [...***...] will be deemed an election [...***...]. [...***...].

     2.2 Caere shall notify HP in writing ninety days prior to the commercial release of an Enhancement. Upon request by HP, Caere shall provide HP with a beta version and final version of any Enhancement when such versions are available solely for the purpose of HP internal testing and evaluation Enhancements.

3.   COMPATIBILITY

     3.1 During the term of this Agreement, Caere shall maintain compatibility between the Programs listed below and (a) their respective operating systems and
(b) Major Applications. Caere shall achieve compatibility within a commercially reasonable time following the general commercial release of a revision to such operating systems and/or a Major Application:

                       Programs                        Operating Systems

                     [...***...]                         Win 95, NT 4.0
                     [...***...]                         Win 95, NT 4.0
                     [...***...]                         Win 95, NT 4.0
         OmniPage Limited Edition [...***...]         Win 3.1 & 95, NT 4.0
                    OmniPage Lite                     Win 3.1 & 95, NT 4.0
             OmniPage Pro 8.0 [...***...]                Win 95, NT 4.0
                Recognita [...***...]                 Win 3.1 & 95, NT 4.0
                Recognita Select 2.0A                 Win 3.1 & 95, NT 4.0

     3.2 During the term of this Agreement, HP may request that the Programs are made compatible with future releases and versions of the HP Products. [...***...]. However, if [...***...] to the [...***...] would be [...***...] and if [...***...], Caere [...***...] in [...***...] within [...***...] after
[...***...] the terms for [...***...] the [...***...] for such [...***...]
including any [...***...] as agreed between the parties for [...***...], [...***...] and [...***...]. If the parties reach agreement on the foregoing, HP shall make available to Caere any [...***...] for Caere to [...***...] and [...***...] such [...***...].

     3.3 HP shall provide to Caere, at no cost, a reasonable number of units [...***...] of each HP Product with which Programs will be bundled. Such units shall only be used by Caere for support and training development and testing purposes. HP shall deliver such units upon Caere's written request, provided that the requested units have been published on [...***...] at the time of Caere's request. In the event that such units have not been published on the [...***...] at the time of Caere's request, HP shall deliver the units promptly after they are published on the [...***...].

                       *CONFIDENTIAL TREATMENT REQUESTED

4.   ACCEPTANCE

     4.1 Caere shall deliver a complete copy of the Program(s) or, Enhancements as the case may be, to HP in accordance with the Milestones set forth in Exhibit C or, as applicable, the Project Schedules outlined in Exhibit B, for acceptance testing. A "complete copy" as used in this Agreement shall include a copy of the Program in object code, Documentation (or equivalent) for the Program in at least manuscript form, and any Documentation regarding the Program which HP reasonably requests to accomplish its evaluation. HP shall have [...***...] from the date on which Caere delivers the Program to HP to determine that the Program substantially conforms to the Product Specifications set forth on Exhibit B. Within such period, HP shall provide Caere with either a written acceptance of the Program or a written statement of any errors to be corrected. The Program will be deemed to have been accepted by HP if Caere does not receive such written acceptance or statement of errors within such [...***...]. In the event that HP delivers a statement of errors in accordance with this Section, Caere shall have [...***...] from receipt of such statement of errors to correct any errors and redeliver the Program to HP. In the event Caere redelivers a corrected Program in accordance with this section HP shall have [...***...] to test such corrected Program to determine that the corrected Program substantially conforms to the Product Specifications set forth on Exhibit B. At the end of such [...***...] testing period, HP shall either provide Caere with a written acceptance of the redelivered Program or a detailed written statement of errors. Such redelivered version shall be deemed accepted by HP if Caere does not receive written acceptance or a statement of errors within such [...***...] period. In the event that a written statement of errors is delivered to Caere for the Program, Caere shall have [...***...] from receipt of such statement of errors to correct such errors. This process of testing and redelivering the Program as set forth herein shall continue until the earlier of [...***...] or until HP accepts such redelivered Program. If HP has not accepted the Program within such timeframe, the parties shall meet to discuss a course of action, provided, however, that HP may elect at such time to terminate this Agreement as to the unaccepted Program. In the event that HP terminates the Agreement as set forth herein as to a Program, the parties shall meet to discuss in good faith any corresponding [...***...] as a result of such termination. Termination as to a Program hereunder shall be effective [...***...] following receipt of written notice to Caere of such termination. Failure to [...***...] shall not be grounds for termination of any Program or the Agreement. Distribution of a Program shall be deemed to be acceptance of such Program.

     4.2 In the event that HP accepts an Enhancement then it shall be added to this Agreement. At its discretion, HP shall have the right to refuse to add any Enhancement to this Agreement even if it satisfies the technical requirements in this Agreement. In the event HP rejects an enhanced or modified Program, HP shall be entitled to continue to distribute the previous versions of that Program.

5.   RIGHTS GRANTED

     5.1 Caere hereby grants to HP and HP's Subsidiaries a non-exclusive, non-transferable, worldwide license to:

          a. use, reproduce, have reproduced and distribute OmniPage Limited Edition, [...***...] and Recognita Select through all channels of distribution to End Users provided that such Programs are bundled with an HP hardware Product;

          b. use, reproduce, have reproduced and distribute the [...***...] engine and/or the Recognita [...***...] engine through all channels of distribution to End Users provided that (i) such Programs are incorporated into HP software products that [...***...]and (ii) the HP software products are bundled with an HP Product or are [...***...]. Per Section (i) above, HP and Caere shall use all efforts to agree [...***...] as to the [...***...];


                        *CONFIDENTIAL TREATMENT REQUESTED

          c. use, reproduce, have reproduced and distribute the [...***...] and OmniPage Limited Edition [...***...] through all channels of distribution to End Users [...***...];

          d. use, reproduce, have reproduced and distribute the current version of OmniPage Pro through all channels of distribution to End Users provided that either (i) this Program is incorporated into the HP Product known as [...***...] and the Program is designed such that it [...***...] either a [...***...] or a [...***...] unless it is [...***...] or
               (II) this Program is incorporated onto a [...***...] as set forth in Addendum 1 to Exhibit G;

          e. until [...***...], use, reproduce, have reproduced and distribute Omni Page Lite through all channels of distribution to End Users provided that this Program is [...***...] for distribution by HP bundled with HP Products.

     Notwithstanding the incorporation and bundling restrictions set forth above, HP may deliver Error Corrections to End Users on a stand-alone basis.

     5.2 Documentation. Caere hereby grants to HP and HP's subsidiaries a non-exclusive, non-transferable, worldwide, fully paid up license to use, reproduce, have reproduced, translate, create derivative works and distribute through all channels of distribution the Documentation in conjunction with the distribution of Programs bundled with HP Products. HP shall provide any modified Documentation to Caere for review for approval prior to its distribution.

     5.3   No title or ownership in the Program(s) is transferred to HP.
Nothing in this Agreement shall be construed to preclude HP from independently developing, acquiring or marketing computer software packages which may perform the same or similar functions as those software packages provided by Caere in this Agreement provided, however, that for a period of [...***...] the [...***...]. Notwithstanding the foregoing, the [...***...]. In addition, [...***...]. "Competitive" as used herein shall mean any software that is marketed primarily as either an OCR or document management solution. This Agreement shall not preclude Caere from entering into a similar agreement with third parties for distribution of the Programs. Notwithstanding the above, Caere hereby grants its consent to HP for the term of this Agreement to allow HP to bundle and distribute Adobe Acrobat along with OmniPage Limited Edition in the HP ScanJet 6100C, shipped by [...***...] provided that [...***...].

6.   MANUFACTURING AND MARKETING

     6.1 Caere shall deliver a gold master of the Program(s) and an electronic copy of the Documentation to HP in accordance with the Milestones set forth in Exhibit C, or, as applicable, the Project Schedules as outlined in Exhibit B.


                       *CONFIDENTIAL TREATMENT REQUESTED

     6.2 HP will perform all manufacturing, reproduction and distribution of the Programs at [...***...]. [...***...] determined by generally accepted accounting principles.

     6.3   HP agrees to perform the Marketing Guidelines set forth on Exhibit G.

7.   PAYMENT

     7.1 HP agrees to pay to Caere [...***...] (the "Payment") during the term of this Agreement regardless of the number of Programs, if any, distributed by HP. Such payment shall be due and payable as follows: [...***...] on [...***...] (the "Payment Date") and [...***...] on each ninety (90) day anniversary of the Payment Date until HP shall have paid the Payment. In the event that HP elects to renew the Agreement for [...***...] as set forth in Section 12, HP shall pay to Caere and additional [...***...] payable as follows: [...***...]. Upon the mutual execution of this Agreement, no part of the [...***...] paid to Caere on or about November 15, 1997, in accordance with the Current Agreements shall be refundable to HP. Royalties called for in this Section are separate from and in addition to any payments made by HP to Caere under the Current Agreements. Payments under this section, once made, are non-refundable.

     7.2   [...***...] shall pay to [...***...] for each [...***...] or its successors or derivatives or [...***...] distributed with [...***...] that purchases [...***...]. Such payments shall be made [...***...] within [...***...] of the end of each [...***...] during the term of this Agreement.

     7.3 Caere shall be solely responsible for taxes on royalties paid to Caere by HP under this Agreement.

     7.4 Within twenty (20) days of the end of each calendar quarter during the term of this Agreement, HP shall deliver to Caere a statement showing in reasonable detail (a) the number of Programs reproduced and the number of Programs distributed in such quarter and (b) the number of [...***...] (as that term is defined in Addendum 1 to Exhibit G) distributed in such quarter. Such quarterly statements shall be [...***...].

     7.5 HP shall have the right to inspect Caere's records in order to verify Caere's payments made in accordance with section 7.2 of this Agreement. Any such inspection will be conducted only by independent public accountants during regular business hours at Caere's offices in a manner that does not unreasonably interfere with Caere's business activities. Such inspection shall be at HP's cost and expense; provided, however, if the audit reveals overdue payments in excess of [...***...] of the payments owed to date, Caere shall pay the cost of such audit(s). Caere shall also immediately pay any overdue payments revealed by such audit(s) plus interest at the rate of the lesser of one and one half percent (1 1/2%) per month or the maximum then permitted by applicable law, from the due date until paid. Except as set forth above, such audits may be conducted no more than once in any twelve (12) month period. In the event that HP wishes to inspect such books and records, Caere will make all relevant records available. In no event may HP commence an inspection of any statement later than two (2) years from the date of such statement.

                       *CONFIDENTIAL TREATMENT REQUESTED

     7.6 Caere [...***...] that the royalties paid by HP hereunder are [...***...] of Programs licensed from Caere hereunder with the [...***...] and in the [...***...] as licensed to HP. Caere agrees to [...***...] as described in the preceding sentence, commencing effectively on the date it [...***...].

8.   PRODUCT MAINTENANCE AND SUPPORT

     8.1   Support by Caere.

           8.1.1 Support to HP. Caere shall provide the following support services for the Program to HP, [...***...], during the term of this Agreement:

                    8.1.1.1 telephone support during normal Caere business hours. Support will be available in the following languages: English, German, French, Spanish, and Italian. Support calls from End Users directed to Caere from HP are not included in this provision. Such calls will be treated as calls directly from End Users in accordance with Section 8.2, below;

                    8.1.1.2 maintenance by a reasonable number of qualified personnel to provide timely and knowledgeable maintenance and support;

                    8.1.1.3 investigation and correction of suspected errors in the Programs in accordance with the schedule set forth in Section 8.3, below;

                    8.1.1.4 promptly inform HP of any problems discovered or suspected with HP Products;

                    8.1.1.5 provide Error Corrections and instructions for implementation to HP during the term of this Agreement and for one year following the termination of this Agreement; and

                    8.1.1.6 designate a technical support contact knowledgeable about the Programs and the HP Products. Such support contact may be changed by Caere upon written notice to HP.

                       *CONFIDENTIAL TREATMENT REQUESTED

 8.1.2 Support to End Users. Caere will provide support to end-users of Programs as set forth in Caere's then current retail Support Program ("Standard Program") which program may be modified by Caere at its discretion to ensure that it shall [...***...]. The End User telephone support shall be available to End Users in the following languages: English, German, French, Spanish, and Italian. Caere shall not be responsible for End User support for the [...***...] but will directly provide HP with support as defined in 8.1.1 above.

     8.2 Defects. Caere agrees to use commercially reasonable efforts to investigate and correct suspected defects in the Programs in accordance with the schedule below provided that such suspected defects are reported to Caere by HP in writing and that such suspected defects are reproducible by Caere.


       -------------- ---------------- ------------------------------ ----------------- -----------------
                                                                         Workaround           Fix
       Level          Classification            Description           (calendar days)   (calendar days)
       -------------- ---------------- ------------------------------ ----------------- -----------------
       -------------- ---------------- ------------------------------ ----------------- -----------------

       1                 Critical              Loss of Data             [...***...]       [...***...]
                                             or Functionality

       -------------- ---------------- ------------------------------ ----------------- -----------------
       -------------- ---------------- ------------------------------ ----------------- -----------------
       2                  Severe           Severe limitation on         [...***...]       [...***...]
                                        functionality or usability

       -------------- ---------------- ------------------------------ ----------------- -----------------
       -------------- ---------------- ------------------------------ ----------------- -----------------
       3                  Medium         Usability is compromised,      [...***...]       [...***...]
                                        but no severely. Essential
                                       portions of the Programs can
                                               still be used

       -------------- ---------------- ------------------------------ ----------------- -----------------
       -------------- ---------------- ------------------------------ ----------------- -----------------
       4                    Low           End User can circumvent       [...***...]       [...***...]
                                         problem. Slight usability
                                              inconvenience.
       -------------- ---------------- ------------------------------ ----------------- -----------------


     "Loss of Data" shall mean an instance where a file being processed for the Program conversion cannot be saved or is corrupted to the point that it is not accessible. "Loss of functionality" shall mean an instance in which an essential portion of the Program is unusable or inaccessible.

     Notwithstanding the foregoing, "defects" as used above shall not include an error or problem caused by incompatibility with a subsequent model of an HP Product or revisions to the underlying computer operating system or Major Application. Such errors or problems, if any, shall be deemed Compatibility issues under Section 3.

                       *CONFIDENTIAL TREATMENT REQUESTED

     8.3 Caere shall provide product training for HP's field engineers, systems engineers, support personnel and factory marketing personnel at an HP site on a mutually agreeable date. Caere shall, upon request, repeat the training for new HP personnel. Such training shall be sufficient to enable the students to fully support the Program. Caere shall provide such additional training, as reasonably necessary to inform HP personnel of new Programs and Enhancements. [...***...].

     8.4 HP shall use its commercially reasonable efforts to provide quality assurance to assist CAERE in developing the Programs in order to ensure compatibility between the Programs and the HP Products.

9.   CONFIDENTIAL INFORMATION

     9.1 Each party receiving confidential information ("Recipient") under this Agreement from the other party ("Discloser") shall protect the disclosed confidential information for a period of [...***...] from the date of disclosure, by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the confidential information as the Recipient uses to protect its own confidential information of a like nature. Recipient shall restrict disclosure to those employee's with a need to know.

     Recipient obligations shall only extend to confidential information that is either marked as confidential at the time of disclosure or is unmarked (e.g. orally disclosed) but treated as confidential at the time of disclosure, and is designated as confidential in a written memorandum sent to the Recipient within thirty days of the disclosure, summarizing the confidential information sufficiently for identification.

     This Agreement imposes no obligation upon a Recipient with respect to confidential information that: (a) was in Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of the Recipient; (c) is rightfully received by the Recipient from a third party without a duty of confidentiality; (d) is disclosed by the Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by the Recipient; (f) is disclosed under operation of law; or (g) is disclosed by the Recipient with the Discloser's prior written approval.

10.  WARRANTY AND INDEMNIFICATION

     10.1 Caere warrants it has full power and authority to grant HP the rights granted herein and that the software Programs referred to herein will operate substantially in accordance with their Specifications and Documentation for the term of this Agreement. End User claims regarding defects in the Programs will be processed by Caere in accordance with their Standard Software License. This warranty does not extend to media. HP will be responsible for any defects in media unless such media is provided by Caere.

                        *CONFIDENTIAL TREATMENT REQUESTED

     10.2 Caere warrants that Caere is not aware of any facts upon which a claim of intellectual property infringement regarding the Programs could be based. Caere will defend any claims, suit, or proceeding brought against HP insofar as it is based on: (a) a claim that any Program, or Documentation, furnished by Caere under this Agreement infringes any patent, copyright, Trade Secret, trade mark or other intellectual property right, in a country listed on Exhibit E attached hereto ("Indemnified Countries"), or (b) a claim that the Programs do not conform to their specifications, documentation or promotional literature. Caere's obligations hereunder are conditioned upon Caere receiving notice promptly in writing of such claims, and given authority, information and assistance (at Caere's expense) to handle the defense of any suit or proceeding. Caere agrees to pay all damages and costs awarded in a final judgment against HP based on such claims. In case any Program or Documentation or any part thereof is in such suit held to constitute an infringement and its use is enjoined, or in Caere's opinion may be found to infringe, Caere shall, at its own expense and at its option, either (1) procure for HP the right to continue use or, (2) replace the same with a noninfringing Program and Documentation of equivalent function and performance, or (3) modify them so they become noninfringing without detracting from function or performance or, if the foregoing options are not possible in Caere's opinion, (4) terminate this Agreement as to any infringing Programs. In the event of termination under option 4 above, HP and Caere may elect to renegotiate this agreement for the remaining Programs. Caere shall have no liability for any infringement of patents, copyrights, trademarks or other intellectual property rights resulting from compliance with HP's designs or specifications; from modification of said products or from use of the said products with products not supplied by Caere. The foregoing states the entire liability of Caere for infringement of intellectual property rights by Programs or Documentation.

     10.3 Caere warrants that the Programs provided to HP under this Agreement are year 2000 compliant. Year 2000 compliant, for the purposes of this Agreement, shall mean that the Programs will perform without error, loss of data or loss of functionality arising from any failure to process, calculate, compare or sequence date data accurately. Additionally, such Programs will not cause any associated products or systems in which they may be used to fail in any of the ways described above. Nothing in this section shall be construed to limit any rights or remedies provided elsewhere in this Agreement with respect to matters other than Year 2000 performance, except that the period of the Year 2000 warranty provided for in this section shall extend through January 1, 2001. Notwithstanding the foregoing, nothing herein shall be construed as extending the term of this Agreement.

     10.4  EXCEPT AS EXPRESSLY PROVIDED HEREIN, CAERE MAKES NO OTHER
WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE SOFTWARE, AND CAERE SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR FITNESS FOR ANY PARTICULAR PURPOSE.


                       *CONFIDENTIAL TREATMENT REQUESTED

11.  HP'S INDEMNITY

     11.1 HP warrants that as of the Effective Date, HP is not aware of any facts upon which a claim of intellectual property infringement regarding the HP Products could be based. HP will defend any claims, suit, or proceeding brought against Caere insofar as it is based on a claim that any HP Product furnished by HP under this Agreement infringes any intellectual property right in an Indemnified Country; provided that HP is notified promptly in writing of such claim, and given authority, information and assistance (at HP's expense) to handle the defense of any suit or proceeding. HP agrees to pay all damages and costs awarded in a final judgment against Caere based on such claims. HP shall have no liability for any infringement of patents, copyrights, trademarks or other intellectual property rights resulting from compliance with Caere's designs or specifications; from modification of said products or from use of the said products with products not supplied by HP. The foregoing states the entire liability of HP for infringement of intellectual property rights by HP Products.

12.  TERM AND TERMINATION

     12.1 This Agreement shall be effective on the Effective Date and shall continue in effect until February 15, 2000 provided, however, that HP may elect to renew this Agreement for an additional [...***...] by providing Caere with written notice of such election no later than [...***...] and paying to Caere the additional royalties set forth in Section 7.1. In addition, HP may elect to terminate this Agreement in the instances below. Termination by HP in accordance with this Section shall release HP of any payment obligations due to Caere under
Section 7 that are due to Caere following the date of termination.

          A. Upon ten (10) days written notice to Caere, in the event that Caere materially fails to deliver the Programs in accordance with the Milestones set forth on Exhibit C;

          B. In the event that [...***...]. Notwithstanding the foregoing, the parties specifically agree that [...***...]. In the event that HP elects to terminate this Agreement as set forth herein, such termination shall be effective [...***...] from the date of such written notice. HP's failure to elect to terminate the Agreement in accordance with this subsection within thirty (30) days of the [...***...] will be deemed a waiver of the termination right.

          C. [...***...]. The parties agree that in no event shall [...***...]. Termination hereunder shall be effective ninety (90) days following HP's written notice to terminate the Agreement in accordance with this subsection. HP's failure to terminate the Agreement in accordance with this subsection within ninety (90) days of [...***...] shall be deemed a waiver of such termination right.

                        *CONFIDENTIAL TREATMENT REQUESTED

     In the event that HP terminates this Agreement in accordance with this section 12.1, HP may continue to distribute its inventory of Programs for the remainder of the quarter in which such date of termination occurs for Programs that are reproduced and scheduled to ship with HP Products as of the date of termination. Nothing herein is construed as extending the term of this Agreement.

     12.2 The non-breaching party may terminate this Agreement by notice if the other party breaches any provision of this Agreement and if such breach is not cured within thirty (30) days of notice from the non-breaching party advising of such breach.

     12.3 All obligations concerning confidentiality, Section 8.1.1.5, indemnities, limitations of liability and all end user licenses shall survive termination of this Agreement. Except for termination by Caere for cause or termination by HP in accordance with Section 12.1, HP may continue to distribute its inventory of Programs for [...***...] following the date of termination or expiration of this Agreement [...***...] as of the date of termination or expiration, provided that HP does not ship greater than [...***...] of the previous quarter's shipments. HP shall not have any Program return rights upon expiration or termination of this Agreement.


13.  LIMITATION OF LIABILITY

     13.1 EXCEPT TO THE EXTENT OF THE INDEMNIFICATION OR CONFIDENTIALITY PROVISIONS ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES (INCLUDING LOSS OF PROFITS) WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY.

14.  MISCELLANEOUS PROVISIONS

     14.1 HP agrees not to export or re-export the software or any copy or adaptation in violation of the U.S. Export Administration regulations or other applicable regulation.

     14.2 Caere and HP are strictly independent contractors and shall so represent themselves to third parties. Neither party has the right to bind the other in any manner whatsoever and nothing in this Agreement shall be interpreted to make either party the agent or legal representative of the other or to make the parties joint venturers.

     14.3 Subject to Section 7.1, HP shall have the authority to market or not market the Programs as it deems appropriate. Nothing in this Agreement shall be construed or interpreted as placing a "best efforts" standard upon HP with respect to the marketing of any of the Programs.

     14.4 All notices required under this Agreement shall be in writing and shall be considered given upon personal delivery, forty-eight (48) hours after sending by air courier, or seventy-two (72) hours after deposit in the United States Mail, certified mail return receipt requested or equivalent, addressed to the appropriate Account Manager set forth in Exhibit F.

                       *CONFIDENTIAL TREATMENT REQUESTED

     14.5 This Agreement shall be governed by and construed under the laws of the State of California, excluding its conflicts of law principles. Any suit hereunder shall be brought in the federal or state courts in Santa Clara County, California and both parties submit to the jurisdiction thereof. The parties hereby waive any constitutional, statutory, or common law right of trial by jury.

     14.6 Caere agrees not to publicize or disclose to any third party without the consent of HP the terms of this Agreement, provided, however, that Caere may, without HP's consent, disclose the existence and general purpose of the Agreement as well as the duration of the Agreement. Both parties agree to provide the other party with a courtesy copy of any press release regarding this Agreement ten (10) days prior to the scheduled release of such announcement.

     14.7 The headings of Sections of this Agreement are for reference only and are not to be construed in any way as terms.

     14.8 Neither party may assign this Agreement in whole or in part without the other party's prior written consent which consent shall not be unreasonably withheld; provided, however, that subject to section 12.1 either party may assign this Agreement and its right and obligations hereunder to a third party in connection with a merger, consolidation, or sale of all, or substantially all of its assets without the other parties prior written consent.

     14.9 A party's failure to exercise any of its rights hereunder shall not constitute or be deemed a waiver or forfeiture of any such rights.

     14.10 This document represents the entire agreement between the parties as to the matters set forth and integrates all prior discussions or understandings between them to specifically include, but not be limited to, the Current Agreements; provided, however, that the April 29, 1997 letter agreement between HP and Caere regarding HP's provision of OmniPage Limited Edition [...***...] as bundled with the OfficeJet 500 to [...***...] (the [...***...]
Letter") (copy attached as Exhibit H) shall survive termination of the Current Agreements and be in effect for the duration of this Agreement. Royalties for the OmniPage Limited Edition [...***...] copies provided under the [...***...] letter shall be included in the royalty payments under this Agreement.

                       *CONFIDENTIAL TREATMENT REQUESTED

     14.11 The invalidity or unenforceability of any term of this Agreement shall not in any way affect the remaining terms which shall remain in full force and effect and the parties will negotiate in good faith a substitute provision which most nearly effects the parties intent in entering into this Agreement.

Agreed:

CAERE CORPORATION                            HEWLETT-PACKARD COMPANY



By: /s/ Blanche M. Sutter                    By: /s/ Rodney L. Wilson

Typed Name: Blanche M. Sutter                Typed Name: Rod Wilson

Title: CFO, Executive VP                     Title: Marketing Manager

                                   EXHIBIT A

                                    PROGRAMS

1. The Programs provided by Caere under this Agreement are as follows subject to the Configuration restrictions set forth below:

     1.   OmniPage Lite - [...***...] Inc. for distribution by HP with HP
          Products.

     2. OmniPage Limited Edition [...***...] and any greater version of OmniPage Limited Edition provided in accordance with Section 1.3(a).

     3. The Caere OCR engine currently known as [...***...] with [...***...]. This Program, when incorporated into the HP Product known as [...***...] may be referred to in this Agreement as the [...***...] OCR Engine.

     4. The Recognita OCR engine currently known as [...***...] This Program, when incorporated into the HP Product known as [...***...], may be referred to in this Agreement as the [...***...] OCR Engine.

     5. The Caere document management program currently under development known as [...***...].

     6. The Caere document management program currently under development known as [...***...].

     7. A [...***...] version of OmniPage Pro as incorporated into [...***...] or on a [...***...].

     8.   Recognita Select 2.0A

Configurations

     The royalty payments set forth in Section 7 include, at no additional cost, [...***...] Program Configurations for each Program.

     A "Configuration" shall mean any special version of a Program that requires that a new set of masters be created. For example, a Configuration would include, but not be limited to, inclusion of a special driver, modifications, other than translation, to a Program as a result of the addition of a new language version, or floppy disk fulfillment. A Configuration would not include Enhancements or Error Corrections. Translations of Programs for additional Western European languages other than those listed in the Specifications ("Translations") may be requested as set forth below. Fees for Translations [...***...]. Additional language localizations outside of Western European languages may be available from CAERE on mutually agreeable terms.

                       *CONFIDENTIAL TREATMENT REQUESTED

     Configurations in addition to those provided above for the Programs and Translations may be requested by HP and, subject to Caere's acceptance of the request which shall not be unreasonably withheld, shall be available to HP for a non-refundable NRE of [...***...] or [...***...] due within [...***...] of
Caere's written acceptance of such request. Delivery dates for such additional Configurations or Translations shall be as mutually agreed upon by the parties. Additional Configurations or Translations shall be acceptance tested in accordance with Section 4.1 and shall be considered "Programs" under this Agreement following acceptance by HP.

     As of the Effective Date of this Agreement, HP has requested the following Translations, as provided for above, for the [...***...] Program for the NREs outlined below:
                Translation                               NRE

                [...***...]                           [...***...]



     "Estimate" NREs are provided for informational purposes only and are subject to change based upon Caere's actual cost for such Translations.

     Delivery dates for the above Translations are provided for in the Project Schedule outlined in the Document Management Specifications on Exhibit B.



                       *CONFIDENTIAL TREATMENT REQUESTED

     Caere shall deliver to HP gold master diskettes or CD-ROMs of the Programs in accordance with the Milestones set forth on Exhibit C, or, as applicable, with the Project Schedules as outlined on Exhibit B, sufficient to allow HP to manufacture the Programs in the following specified languages and platforms:

          Programs                      UI Languages                         OCR Language                     OS

1.  OmniPage Lite                            N/A                  U.S. English, Brazilian Portuguese,    Win 3.1 & 95
                                                                 U.K. English, Danish, Dutch, Finnish,
                                                                  French, German, Italian, Norwegian,
                                                                     Portuguese, Spanish, Swedish

2.  OmniPage Limited Edition      English, French, Italian,       U.S. English, Brazilian Portuguese,     Win 3.1 &
[...***...]                      German, Spanish, Brazilian      U.K. English, Danish, Dutch, Finnish,    95, NT 4.0
                                      Portuguese, Dutch           French, German, Italian, Norwegian,
                                                                     Portuguese, Spanish, Swedish

3.  [...***...] Engine                       N/A                   English, French, Italian, German,      Win 95, NT
                                                                 Spanish, Brazilian Portuguese, Dutch        4.0

4.  [...***...]                   English, French, Italian,                       N/A                     Win 95, NT
                                       German, Spanish                                                       4.0

5.  [...***...]                   English, French, Italian,       U.S. English, Brazilian Portuguese,     Win 95, NT
                                       German, Spanish           U.K. English, Danish, Dutch, Finnish,       4.0
                                                                  French, German, Italian, Norwegian,
                                                                     Portuguese, Spanish, Swedish

6.  OmniPage Pro 8.0                       English                U.S. English, Brazilian Portuguese,     Win 95, NT
[...***...]                                                      U.K. English, Danish, Dutch, Finnish,       4.0
                                                                  French, German, Italian, Norwegian,
                                                                     Portuguese, Spanish, Swedish

                       *CONFIDENTIAL TREATMENT REQUESTED


                   Programs                    OCR Language                                OS

7.  Recognita Select 2.0A       Albanian, Croatian, Czech, Danish, Dutch              Win 3.1 & 95,
                                Esperanto, Finnish                                        NT 4.0
                                French, German, Greek, Hungarian
                                Icelandic, Italian
                                Norwegian, Polish
                                Portuguese, Romanian
                                Slovak, Spanish, Swedish, Sloven, Turkish

8.  Recognita [...***...]       Albanian, Croatian, Czech, Danish, Dutch,            Win 3.1 & 95,
                                Esperanto, Finnish, French, German, Greek,                NT 4.0
                                Hungarian, Icelandic, Italian, Norwegian,
                                Polish, Portuguese, Romanian, Slovak,
                                Spanish, Swedish, Sloven, Turkish


                       *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

                    PROGRAM SPECIFICATIONS AND DOCUMENTATION



--------------------------------------------------------------------------------
                            OmniPage Limited Edition
                                   for Windows
                                  Specification
--------------------------------------------------------------------------------
  Introduction
--------------------------------------------------------------------------------

     The HP project names are as follows

     [...***...]

     The stand-alone OCR package is referred to herein as "OmniPage Limited Edition [...***...] (OPLE[...***...]) until Caere proposes another product or project name.

     [...***...]

1.   PC OCR Specification Requirements:

     2.   OCR Engine Requirements:

     [...***...]

     One version of OPLE [...***...] will include the [...***...] OCR engine, which is used in WordScan Plus 4.0/4.01, but without the Language Analyst. The [...***...] OCR engine replaces the Deimos (WordScan 3.0/3.1) OCR engine used in OmniPage Limited Edition [...***...].

     3.   HP ScanJet Scanner Requirements:

     [...***...]

     4.   Other HP Multifunction Peripheral Requirements:

     [...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

 5.   OCR Upgrade Path Requirements:

     [...***...]

     6.   [...***...] Alliance Desktop Requirements:

     [...***...]

     7.   HP [...***...] Software Requirements:

     [...***...]

     8.   [...***...] Software Requirements:

     [...***...]

     9.   OCRAware Requirements:

     [...***...]

     10.  Import File Format Requirements:

     [...***...]

     11.  Export File Format Requirements:

     [...***...]

     12.  Operating System Requirements:

     Compatible with the following operating systems:

     Windows 3.1

     Windows for Workgroups 3.11

     Windows '95

     Windows NT 3.51

     Windows NT 4.0 with Win '95 shell (if available)

                       *CONFIDENTIAL TREATMENT REQUESTED

     13.  Documentation Requirements

     Separate hardcopy manual (similar to OmniPage Limited Edition [...***...])
          with explanations of OCR package/user flows, customer support information, and troubleshooting. HP will consider an OPLE [...***...] card in place of a separate manual. If HP requests an OPLE [...***...] card, HP will a review of the content outline for the card before final approval. Final approval of a card will be a mutual decision by Caere and HP, such approval not to be unreasonably withheld.

     ReadMe file, software license agreement, and online help that functions without material errors on Windows 3.1, Windows 3.11, Windows `95, Windows NT 3.51, and Windows NT 4.0. Drop dead dates for all documentation (hardcopy and online) will be provided in the overall project schedule.

     All documentation will be localized in the languages specified in the Languages and Platform table set forth above.

          HP has the option to receive the OCR manual, license agreement and any other Caere-provided documentation in an appropriate PC file format (e.g., RTF, Adobe Acrobat) so that they can be included in HP-developed documentation (i.e. a CD-ROM).

     As they become known to Caere, Caere will provide a summary of any OCR performance issues that should be addressed for HP customers in HP-developed documentation.

     14.  Installation Requirements

     Caere will provide an on-line license agreement for both CD-ROM and magnetic products.

          Caere will provide access to OCR installer, so that HP [...***...] can install the OCR software as part of its installation, but using OCR software's installer and a single-media installation from CD-ROM.

          Caere will provide a version of the Installer that can be called from the [...***...] installer, install from CD-ROM, and return control to our installer on completion (i.e. No restart windows after install).

     Caere will provide a version of the Installer that can be [...***...]
          install from CD-ROM or floppy disks, and [...***...] (i.e. No restart windows after install).

     15.  Defect Fixes Requirements

              [...***...]

                       *CONFIDENTIAL TREATMENT REQUESTED

     16.  Testing Requirements

     a.   Test Pages

          [...***...]

     Test page composition will include the following:

          [...***...]

     b.   Test Installation

          [...***...]

     c.   Test minimum systems w/OCRAware configurations

          [...***...]

     d.   Test Scanner Configurations

          [...***...]

     f.   Test Target Systems/Configurations


     Test with the following system:
          [...***...]

     17.  PC OCR Deliverables (From Caere to HP)

     The following is required from Caere:

     Copy of Caere's test plan

     Description of test script coverage i.e. what each test script is testing

     Each software release to HP will include the following documents:

          [...***...]

          Test Script status report containing the following information:

          [...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

     18. PC OCR Schedule

     Within the following schedule, "ScanJets" refers to the [...***...].

     Specification - COMPLETE

     TWAIN data source available

          for TWAIN data source for [...***...] - COMPLETE

          for TWAIN data source for [...***...] - COMPLETE

     First Alpha available (no critical install defects for all supported OS;
          can run application and review UI and features)

          for [...***...] - COMPLETE

          for [...***...] - COMPLETE

     Alpha complete/First Beta (functional complete; all features in and testable; user interface and features frozen; no critical bugs during main user flow (e.g. scan, OCR, save to file, open file with target application); robust enough to do training and demoing.

               for ScanJets (EFIGS + Port.-Dutch, Nordic) - COMPLETE

               for OfficeJet (English) - COMPLETE

               for [...***...] (English) for beta site testing - installer requirements met - COMPLETE

     English + International Beta Complete/ Gamma (Release Candidate) available for HP to test (all Caere testing complete; feedback from Caere beta sites reported to HP; all bugs resolved)

               for ScanJets (Port.-Dutch, Nordic) - COMPLETE

               for ScanJets (E) - COMPLETE

               for ScanJets (FIGS) - COMPLETE

               for OfficeJet for US English; Other international languages TBD -
                    COMPLETE

               for [...***...] - COMPLETE

     English + International Gamma Complete / Release to Manufacturing
          (acceptance criteria handshake with HP)

                       *CONFIDENTIAL TREATMENT REQUESTED
               for ScanJets (English) - COMPLETE

               for ScanJets (FIGS + Port.-Dutch, Nordic) - COMPLETE

               for OfficeJet for US English; Other international languages TBD -
                    COMPLETE

               for [...***...] - COMPLETE

     Caere receives forecasts and orders

               for ScanJets - COMPLETE

               for OfficeJet - COMPLETE

               for [...***...]- COMPLETE

     English and international products available in quantity to ship to distribution centers for ScanJets - COMPLETE

               for OfficeJet (English); Other international languages TBD -
                    COMPLETE

               for [...***...] - COMPLETE

     Product available for inclusion on HP Flite II CD-ROM:

               for U.S. English version - COMPLETE

               All other language versions TBD

     Distribution Centers receive English and international products for ScanJets - COMPLETE

               for OfficeJet (English); Other international languages TBD -
                    COMPLETE

               for [...***...] - COMPLETE

     Products available at distribution centers, ready for orders for ScanJets - COMPLETE

               for OfficeJet (English); Other international languages TBD -
                    COMPLETE

                       *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------
                               Document Management
                                   for Windows
                                  Specification
--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

          Unless otherwise noted, the document management software will support the [...***...].

          The HP project name [...***...].

          [...***...]



--------------------------------------------------------------------------------
1.   PC Document Management Software Requirements
--------------------------------------------------------------------------------

2.   Upgrade Path Requirements

          [...***...]

3.   Connectivity Requirements

          4.   HP Software Connectivity

          The document management software will work with HP scanning software, including the following functions:

          [...***...]

               [...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

          5.   TWAIN

          The document management software will be Twain 1.6 compliant
               [...***...] and TWAIN 1.7 compliant[...***...]. It will run successfully with the HP TWAIN 1.6 or 1.7 compliant data source.

          The document management software will offer the user the following choices of bit depths and colors:

               [...***...]

          6.   HP Button Manager

               [...***...]

          7.   Faxing Requirements

               [...***...]

          8.   Email Requirements

               [...***...]

          9.   OCR-Dependant Link Requirements [...***...]

               [...***...]

               [...***...]

10.  Annotation and Keyword Requirements

              [...***...]

11.  Document Storage Requirements

              [...***...]

12.  Document Retrieval Requirements

              [...***...]

13.  Printing Requirements

              [...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

14.  Export File Format Requirements (for Supported Application Links)

              [...***...]

15.  Import File Format Requirements

              [...***...]

16.  Hardware and Operating System Requirements

              17.   Hardware Platforms

              [...***...]

              18.   Operating System Requirements

              The document management software will be a 32 bit application that is compatible with the following operating systems/file systems:

              [...***...]

              19.   Minimum Systems Configurations

              [...***...]

              20.   Target System Configurations

              [...***...]

21.  Localization Requirements

              [...***...]

              [...***...]

22.  Electronic Documentation Requirements

              [...***...]

23.  Installation Requirements

              [...***...]

              [...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

24.  Defect Fixes Requirements

          Include any fixes/changes that have been released in the OEM and off-the-shelf version of the document management software.

          If the document management software is based on a current shipping OEM or retail version that HP is already shipping, the Vendor will address mutually agreed upon customer problems found by HP and vendor since previous versions of the document management software have been released.

          If the document management software is based on a current shipping OEM or retail version, the Vendor will review and fix all Serious and Critical defects not fixed in the current version of the document management software.

25.  Testing Requirements

     The Vendor will test the document management software (English and localized versions) on both minimum and target system configurations in all localized OS languages as specified by HP in this specification.

     26.  Test Pages

     a.   Test pages size and orientation:

          [...***...]

          multi-column 8 1/2 x 11 pages (both landscape and portrait orientation)

          [...***...]

     27.  Test Installation

          [...***...]

     28.  Test Scanner Configurations

          [...***...]

                       *CONFIDENTIAL TREATMENT REQUESTED

     29.  Test Target Systems/Configurations


     In addition to the minimum and target configurations described earlier, the document management software Vendor will test with the following hardware (hardware obtained by document managed software Vendor):
     [...***...]

30.  Deliverables (From Vendor to HP)

          The following is required from the Vendor:

          Copy of Vendor's test plan

          Description of test script coverage i.e. what each test script is testing

               [...***...]

               [...***...]

31.  Document Management Software Specification Schedule:

          [...***...]

32.  Schedule

          Project Schedules Definitions

          [...***...]

          [...***...]

          [...***...]

          [...***...]

33.  Appendix A -- Acceptance Criteria

[...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

                    Requirements and Interface Specification
              For Caere [...***...] OCR Engine Integration into HP
                                    Solutions
                          Last Update: 19 December 1997
                                   Version 1.4

                 [...***...]
--------------------------------------------------------------------------------
Scope
--------------------------------------------------------------------------------

Identification

This document specifies HP's requirements that Caere [...***...] OCR engine must meet in order to be [...***...] into HP scanning solutions.


Document Overview

This document briefly describes the context of how OCR is to be [...***...] into the HP scanning solution, and it lists the requirements placed on the Caere [...***...] OCR engine.


Caere [...***...] OCR Engine Integration Overview

Caere will provide HP with the [...***...] OCR engine executable, plus any other necessary libraries and data files in order to support the [...***...] engine [...***...] into the HP scanning solution. HP is responsible for providing a piece of source code and documentation to enable Caere to integrate the [...***...] OCR engine into the HP scanning solution. The [...***...] OCR engine remains a [...***...].

                       *CONFIDENTIAL TREATMENT REQUESTED

Caere Accord OCR Engine and Associated File

Specifically, the OCR engine and associated files that HP will have the rights to license and utilize within their scanning solutions are:

[...***...]
[...***...]
[...***...]
[...***...]


Caere [...***...] OCR Engine Requirements

This section defines the minimum features and functionality that the Caere [...***...] OCR engine must provide in order for it to be usable by HP scanning solutions.


System Compatibility

[...***...]


                       *CONFIDENTIAL TREATMENT REQUESTED

Image Input

The Accord engine must accept images [...***...]. These images will have the following characteristics:

              [...***...]


Image Processing

[...***...]

Zoning

[...***...]

Progress Monitor and Timeouts

[...***...]

Recognition Output

         [...***...]


Error Messages and Windows

[...***...]

[...***...]

Pop-Up Verifiers

[...***...]

                       *CONFIDENTIAL TREATMENT REQUESTED

Dictionaries and Languages

--------------------------------------------------------------------------------
  [...***...]
--------------------------------------------------------------------------------

Testing and Qualification

HP will verify the Caere OCR toolkits and [...***...] OCR engine executables and associated files submitted to be shipped with the HP scanning solutions. Caere has primary responsibility for testing to ensure that the code and OCR engine delivered to HP is fully functional and as defect-free as possible.

[...***...]

Performance, Memory and Disk Space

[...***...]

Accuracy and Speed

[...***...]

Reliability

The [...***...] must not crash, get stuck in an infinite loop or show other critical or serious defects. Such defects must be fixed prior to being shipped as a part of the HP scanning solution.


Hardware Requirements

Standard 486, Pentium and Pentium Pro PCs...............Must


Operating System Requirements

Windows NT 4.0, 5.0*....................................Must
Windows 95..............................................Must
Windows '98*............................................Must

* Support for these operating systems is required as Windows 98 and Windows NT
5.0 are released from Microsoft to manufacturing. Best efforts for development and testing will be made on beta versions of these operating systems as mutually agreed upon between HP and Caere.

                       *CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                               DELIVERY MILESTONES



       Program                Alpha 1                 Beta 1                    RC 1                Gold Acceptance
       -------                -------                 ------                    ----                ---------------

     [...***...]            [...***...]             [...***...]              [...***...]              [...***...]








                       *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D

                            STANDARD SUPPORT PROGRAM

                         Caere Support Program Overview
                                  U.S. & Canada

Caere is committed to providing customers with high quality, timely technical support, with options to meet a wide range of customer needs. Beginning October 1, 1995, Caere will introduce a `Pay For Support' plan for customers using current Caere Office products including OmniPage, OmniPage Direct, OmniPage Pro, OmniScan, OmniForm, PageKeeper, WordScan and WordScan Plus, while maintaining a variety of free support services. `Pay For Support' will give you the option of speaking to a Technical Support Representative, while our free support options such as BBS, Internet Web Page, and Automated Fax System give you access to the most up-to-date technical facts available on Caere products. Caere retains the right, in its sole discretion, and at any time without notice, to add, delete or modify any of the support programs described herein.

Free Support

In addition to one (1) free technical support credit good for one (1) technical support incident, Caere offers other alternatives to finding the solution to your question.

Fax Response Service: (408) 354-8471 This service is available 24 hours a day. It allows users to call and request information via automated fax. The system contains two types of documents; marketing literature, and support documentation. The support documentation is a compilation of the most commonly asked questions regarding Caere products.

Download Service (BBS): (408) 395-1631 This service is available 24 hours a day. It allows users to download the latest patches and interim releases of Caere products. (8 bits, no parity, 1 stop bit)

Internet Home Page: www.caere.com This service is available 24 hours a day.
The support section contains a list of all known issues regarding Caere products and also provides answers to common questions about Caere products.

Training Video

A training video is currently available for OmniPage Pro. The video can be purchased for $19.95 + S&H by calling (800) 535-7226

Phone Support

(408 ) 395-8319 In order to use the support phone line, you will need technical support credits. All Caere products ship with one (1) technical support credit. OmniPage Pro and WordScan Plus ship with two (2) support credits. The technician answering the call will not use your credit if the issue which you are calling about is a known or documented problem with the software that does not have a fix. After you have used your free credit, you will have the option of buying additional credits as follows:


                       *CONFIDENTIAL TREATMENT REQUESTED

1 credit          US$25
5 credits         US$100
10 credits        US$175

Callers must have their serial number available when calling for support. Phone support is available Monday, Tuesday, Thursday and Friday from 6:00AM - 5:00PM Pacific Standard Time and Wednesday from 7:00 AM to 2:00 PM Pacific Standard Time.

Support Contract

Exclusively available for companies with volume purchase agreements of [...***...].


                         Caere Support Program Overview
                     Countries Other than the U.S. or Canada

Caere is committed to providing customers with high quality, timely technical support, with options to meet a wide range of customer needs. Calling our European Support Center(s) allows you to speak to a Technical Support Representative, while our alternative support options such as BBS, Internet Web Page, and Automated Fax System give you access to the most up-to-date technical facts available on Caere products. Caere retains the right, in its sole discretion, and at any time without notice, to add, delete or modify any of the support programs described herein.

Fax Response Service: (408) 354-8471 This service is available 24 hours a day. It allows users to call and request information via automated fax. The system contains two types of documents; marketing literature, and support documentation. The support documentation is a compilation of the most commonly asked questions regarding Caere products.

Download Service (BBS): (408) 395-1631 This service is available 24 hours a day. It allows users to download the latest patches and interim releases of Caere products. (8 bits, no parity, 1 stop bit) Local numbers may be available - Please refer to list appearing under Phone Support section.

Internet Home Page: www.caere.com This service is available 24 hours a day. The support section contains a list of all known issues regarding Caere products and also provides answers to common questions about Caere products.

Phone Support

Phone support can be gained by calling the following numbers. Please note that phone numbers are subject to change without notice and that Caere reserves the right, in its sole discretion at any time without notice, to modify the phone support program to a "pay for support" format.

------------------------------------------------------------------
Benelux Countries             Phone:   (49) (0) 180-523-5282
Austria, Switzerland,         Fax:     (49) (0) 180-523-5312
Netherlands, Germany
------------------------------------------------------------------

Callers must have their serial number available when calling for support.

                       *CONFIDENTIAL TREATMENT REQUESTED

Support Contract

Exclusively available for companies with volume purchase agreements of [...***...].


Representatives of HP and CAERE shall meet once per quarter during the term of this Agreement to review and discuss issues relating to End User support.

                        *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT E

                              INDEMNIFIED COUNTRIES


Australia
New Zealand
Singapore
Malaysia
Japan
Taiwan
South Korea
USA
Canada
Switzerland
Norway
Hungary
Russia
Turkey
Poland
Czech Republic
South Africa
Israel
Mexico
Brazil

and the European Community, which includes the following countries:

The Netherlands
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Luxembourg
Portugal
Spain
Sweden
United Kingdom


                       *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT F

                                ACCOUNT MANAGERS



Caere                                                        HP

[...***...]
[...***...]

                       *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT G

                              MARKETING GUIDELINES

The parties agree that [...***...] where bundled with HP Products and Program upgrades to End Users to include the following:

     1. [...***...]. Caere will provide such information [...***...]. [...***...]. HP shall [...***...] in the event [...***...] is not available.

     2. HP shall bundle [...***...], is bundled. Bundling of [...***...] shall be performed in accordance with the guidelines set forth on Addendum 1 to this exhibit, provided, however, that the parties [...***...]. The content of [...***...] shall not [...***...] when integrated on [...***...].

     3. [...***...] of the HP Products. [...***...] shall be the default in the event that [...***...]. For HP Products [...***...].

     4. [...***...], HP will [...***...] for HP Products with which a Program is bundled [...***...]. This requirement will only apply for [...***...] in accordance with HP's standard procedures. Caere shall provide [...***...].

     5.   HP will [...***...] when referencing the Programs.

     6.   HP shall [...***...] and shall [...***...].

                       *CONFIDENTIAL TREATMENT REQUESTED

                                  ADDENDUM 1 TO
                                    EXHIBIT G

                                   [...***...]

1.   Description - [...***...]


2. Manufacture - HP may elect either of the following options regarding manufacture of the [...***...]:

     a.   [...***...]

     b. Upon [...***...] days written notice to Caere, HP may elect to order the [...***...] from Caere in accordance with Section 7 of this Addendum. In the event that HP elects to order [...***...] from Caere as set forth herein, HP shall pay to Caere[...***...], such payment due and payable to Caere within [...***...] of the end of each calendar month during the term of this Agreement. [...***...] as used herein shall have the meaning ascribed to it in Section 6.2 of the Agreement.

3. Delivery - CAERE shall deliver a copy of the final version of the CD to HP for quality control testing no later than [...***...] prior to the release to manufacturing date of an HP Product. Prior to such delivery to HP, CAERE will test the CD to ensure that the CD, when executed on the HP Products, substantially conforms to the CD's specifications as set forth in the documentation accompanying the CD. HP shall have [...***...] from the date on which CAERE delivers the CD to HP to determine that the CD substantially conforms to the specifications contained in the documentation accompanying the CD. Within such period, HP shall provide CAERE with either a written acceptance of the CD or a written statement of any errors to be corrected. The CD will be deemed to have been accepted by HP if CAERE does not receive such written acceptance or statement of errors within such [...***...]period. In the event that HP delivers a statement of errors in accordance with this Section, CAERE shall use its commercially reasonable efforts to correct any errors and redeliver the CD to HP. In the event CAERE redelivers a corrected CD in accordance with this section HP shall have [...***...] to test such corrected CD to determine that the corrected CD substantially conforms to the specifications set forth in the CD's accompanying documentation. At the end of such [...***...] testing period, HP shall either provide CAERE with a written acceptance of the redelivered CD or a detailed written statement of errors. Such redelivered version shall be deemed accepted by HP if CAERE does not receive written acceptance or a statement of errors within such [...***...]. In the event that a written statement of errors is delivered to CAERE for the CD following such redelivery, CAERE shall continue to use its commercially reasonable efforts to correct such errors. This process of testing and redelivering the CD as set forth herein shall continue until the earlier of [...***...] or until HP accepts such redelivered CD. If HP has not accepted the CD within such timeframe, HP may ship HP Products without bundling the CD; provided, however, that HP and CAERE shall continue to work together to correct any errors in the CD and HP shall bundle the CD with HP Products as set forth in this Addendum when any such errors have been corrected.


                       *CONFIDENTIAL TREATMENT REQUESTED

4.   Languages - The CD shall be available in the following languages:

               English
               International English
               French
               Italian
               German
               Spanish

5. Schedule - Except as set forth herein, HP will begin the process of bundling the [...***...] with HP Products immediately following the Effective Date, however HP need not bundle the [...***...] with the LaserJet Companion. Notwithstanding the foregoing, for any newly introduced HP Product, HP shall bundle the [...***...] with such new HP Product as soon as commercially possible but in no event later than sixty
     (60) days following the first commercial shipment of such new HP Product.

6. Availability - CAERE may, in its discretion, cease making the [...***...] available for distribution upon [...***...] days prior written notice to HP.

7.   Ordering -

     a. Concurrent with HP's notice of its intent to order [...***...] from Caere, HP will provide CAERE with a written fixed, non-binding forecast of the number of HP Products with which HP intends to bundle [...***...] that HP plans to distribute in the six (6) month period following the date of such notice. HP will continue to provide three
          (3) month written rolling forecasts within twenty (20) days of the end of each month for as long as HP elects to order [...***...] from Caere. Forecasts called for in this section shall be broken down by languages. In addition, HP shall provide to CAERE within twenty (20) days of the end of each calendar quarter during the term of this Agreement, a written statement indicating the number of [...***...] manufactured and distributed by HP. Such report shall be broken down by HP Division and Language version.

     b. CD orders shall be initiated by a written or electronic order (collectively "Order") issued to CAERE by HP and each Order shall be for a minimum of 1000 copies of the CD. Orders placed by HP shall have a minimum lead time of three weeks to the shipment date after receipt of the Order by CAERE. Each Order shall specify the date on which the CD must be shipped by CAERE. HP may schedule regular intervals for shipment by an appropriate Order setting forth the intervals. An Order shall be deemed to have been placed as of the date of receipt of the Order by CAERE. Once an Order has been placed with CAERE, such Order may not be canceled by HP. HP shall have no CD return rights during the term of this Agreement or upon termination of this Agreement. This Agreement shall govern and control in the event that any HP purchase order contains different or conflicting terms from those contained in the Agreement. HP shall specify the method of shipment for Orders. If CAERE ships any CD Order by a method other than as specified by HP, CAERE shall pay any resulting increase in the cost of freight. Title and risk of loss shall be with HP upon Caere's delivery to a common carrier. CAERE shall be liable for any loss or damage due to Caere's failure to properly preserve or handle CD Orders. All shipments shall [...***...] HP may utilize drop shipment options to any designation specified by HP. Each shipment to HP shall include a packing list which contains at least:

                       *CONFIDENTIAL TREATMENT REQUESTED

                              1. CAERE Company  name;
                              2. The Order  number;
                              3. CD name;
                              4. HP designated Product number;
                              5. The quantity of CDs shipped; and
                              6. The date of shipment.

     c. The part number of the package shall include an HP part number in both bar code format (bar code 3 of 9) and human readable format with the CD name, HP part number, language and date of manufacture below the bar code. Packages shipped bulk shall not be aggregated into individual cartons weighing over 35 pounds. The Master carton shall have a label stating CD name, HP part number, language version, quantity and date of manufacture.

     d. In no event shall HP be prohibited from shipping HP Products due to the inability of CAERE to fill Orders.

8. Support - CAERE shall provide support for the CD directly to End Users in accordance with the documentation accompanying the CD. CAERE will provide support to HP for the CD in accordance with Section 8.1.1 of this Agreement.

9.   Marketing - For those [...***...]purchased from Caere and those
     [...***...] manufactured by HP that contain only Caere software, such CD shall contain marketing messaging similar to CAERE ads and data sheets that CAERE uses to market its other OCR products. Such marketing messaging will be designed to tout the benefits of optical character recognition to End Users.

                       *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT H

                                   [...***...]

                       *CONFIDENTIAL TREATMENT REQUESTED